EXHIBIT 13.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of AMTD Digital Inc. (the “Company”) on Form 20-F for the year ended April 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xavier Ho Sum Zee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 30, 2022

By:	/s/ Xavier Ho Sum Zee
Name:	Xavier Ho Sum Zee
Title:	Chief Financial Officer